1 Fiscal 2016 Second Quarter Results John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

3 Second Quarter Recap John Walsh President & CEO, UGI

4 Second Quarter Earnings Recap 1 Q2-16 GAAP was EPS $1.33; Q2-15 GAAP EPS was $1.40. See appendix for Adjusted EPS reconciliation. $1.24 $1.26 $0.00 $0.50 $1.00 $1.50 Q2-16 Q2-15 Adjusted EPS1 Weather vs. Prior Year (24)% (25)% (13)% (7)% (30.0)% (15.0)% 0.0% UGI Utilities Midstream & Marketing AmeriGas UGI France • Comparable adjusted earnings to prior year despite significantly warmer weather highlight benefits of diversification • Results reflect impact of accretive investments over the past few years, cost controls, and solid unit margin management • Weather-adjusted demand remains very strong • Revising guidance to $1.95-$2.05 due to warm weather experienced in Q1 and Q2

5 Key Accomplishments • UGI Gas filed a $58 million rate case, its first in 21 years; Expected to be finalized in Q1-17 • Strong demand for peaking service driven by increased peak requirements, customer growth, and migration from interruptible to firm service • Integration of Finagaz has gone exceedingly well with synergies on track to meet or exceed expectations • Results highlight the benefits of diversification

6 Financial Review Kirk Oliver Chief Financial Officer, UGI

7 Q2 Adjusted Earnings 1 Not associated with current period 2 Related to the Finagaz acquisition Three Months Ended March 31, 2016 2015 Net income attributable to UGI Corporation $233.2 $246.5 Net after-tax (gains) on commodity derivative instruments1 (22.4) (30.8) Net after-tax acquisition and integration expenses2 5.4 5.1 Adjusted net income attributable to UGI Corporation $216.2 $220.8 Three Months Ended March 31, 2016 2015 UGI Corporation – Diluted Earnings Per Share (GAAP) $1.33 $1.40 Net after-tax (gains) on commodity derivative instruments1 (0.12) (0.17) Net after-tax acquisition and integration expenses2 0.03 0.03 Adjusted diluted earnings per share $1.24 $1.26 ( millions)

8 1Percent change in Heating Degree Days. (23.6)% Warmer (13.3)% Warmer Weather – Q2 (6.7)% Warmer VERSUS NORMAL1 VERSUS PRIOR YEAR1 (25.1)% Warmer

9 FY 2015 FY 2016 Q2 Operating Income $ 296.9 Retail Volume $ (75.1) Retail Unit Margin $ 11.2 Wholesale and Other Total Margin $ (1.9) Operating and Administrative Expenses $ 18.9 Depreciation and Amortization $ 0.7 Other $ (0.3) Q2 Operating Income $ 250.4 Financial Results – AmeriGas 13.3% warmer than prior year Total Margin • Lower volume - weather 13% warmer than prior year • Improved unit margins partially offset lower volume • Lower compensation and benefits expenses, vehicle fuel, and bad debt expenses drove lower operating expenses vs. Normal Weather (millions)

10 Financial Results – UGI International 6.7% warmer than prior year • Higher total margin, operating expenses, and depreciation due to Finagaz acquisition as well as smaller acquisitions • LPG costs 32% lower than prior year contributed to higher unit margins • Finagaz synergies on track to meet or exceed expectations vs. Normal UGI France Weather Acquisition and Transition Related Expenses 7.5 8.6 Adjusted Income Before Income Taxes $ 66.3 $ 113.6 (millions) FY 2015 FY 2016 Q2 Income Before Taxes $ 58.8 Total Margin $ 111.2 Operating and Administrative Expenses $ (51.5) Depreciation and Amortization $ (11.3) Interest Expense $ (0.7) Other $ (1.5) Q2 Income Before Taxes $ 105.0

11 Financial Results – UGI Utilities • 24% warmer weather than prior year drove 23% lower core market throughput and lower margin • Lower margin partially offset by lower operating and administrative expenses 23.6% warmer than prior year vs. Normal Gas Utility Weather (millions) • Rate case filed in January expected to conclude by October FY 2015 FY 2016 Q2 Income Before Taxes $ 132.0 Total Margin $ (37.4) Operating and Administrative Expenses $ 14.2 Depreciation and Amortization $ (1.3) Interest Expense $ 1.3 Other $ (3.6) Q2 Income Before Taxes $ 105.2

12 Financial Results – Midstream & Marketing • Weather that was 25% warmer than the prior year led to lower capacity management, retail gas, power marketing, and electric generation margin • Lower volatility in capacity values drove decrease in capacity management margins • Asset and fee-based businesses contributed $14 million of incremental margin compared to the prior year 25.1% warmer than prior year vs. Normal Weather (millions) FY 2015 FY 2016 Q2 Income Before Taxes $ 98.6 Total Margin $ (24.9) Operating and Administrative Expenses $ 4.2 Depreciation and Amortization $ (0.5) Interest Expense $ - Other $ (0.1) Q2 Income Before Taxes $ 77.3 vs. Normal

13 Comparison of YTD FY16 vs. YTD FY12 $225.7 $15.4 $5.2 $38.8 $38.7 $0M $50M $100M $150M $200M $250M $300M $350M YTD 2012 AmeriGas Gas Utility UGI International Energy Services YTD 2016 $328.62 1 See appendix for reconciliation of adjusted net income to GAAP net income. 2 Includes $4.7 million in Corporate & Other. 3 Includes $0.03 in Corporate & Other. Adjusted Net Income1 $.08 $.01 $.21 $.22 $1.33 $1.883 EPS The October – March YTD periods in 2012 and 2016 had comparable weather

14 Liquidity and Guidance • $466 million of cash on hand • Adequate bank capacity • $400 million private placement  Delayed draw feature  Repay existing maturities  Fund capital expenditures Liquidity • Updating guidance range due to warm weather • Expect adjusted earnings per share of $1.95 to $2.05 Guidance

15 Second Quarter Recap Jerry Sheridan President & CEO, AmeriGas

16 Second Quarter Recap  March quarter was the second warmest on record which led to lower volume  Unit margins $0.03 higher than the prior year  Operating expenses $19mm, or 7%, lower than the prior year Adjusted EBITDA(1) 1. See appendix for reconciliation of Adjusted EBITDA to Net Income. $295 $342 $0M $50M $100M $150M $200M $250M $300M $350M Q2-16 Q2-15 Revised FY16 Guidance Adjusted EBITDA $575-$600 million

17 $414 $473 $200M $300M $400M $500M YTD 2012 YTD 2016 (15.0)% (15.2)% (25.0)% (15.0)% (5.0)% 5.0% 15.0% 25.0% YTD 2012 YTD 2016 warmer than normal colder than normal 14% Higher Adjusted EBITDA Comparison of YTD FY16 vs. YTD FY12 Comparable Weather

18 Growth Initiatives and Distribution Cylinder Exchange • Weather-related volume decline due to lower patio heater utilization rates • Added 2,500 locations in the quarter bringing the total to approximately 51,000 National Accounts • Volume down ~8.4% in the quarter on warm weather • Have added 31 new customer contracts so far this year Distribution • Recently announced increase in our distribution to $3.76 • Represents our 12th consecutive distribution increase • Target distribution coverage of ~1.2x

19 Conclusion John Walsh President & CEO, UGI

20 Strategic Investments Update Midstream & Marketing • Received FERC certificate for the Sunbury pipeline on April 29, 2016 and preparing for the field execution phase • PennEast received the Notice of Schedule from the FERC that set December 16, 2016 for the completion of its environmental review Utilities • Deploying capital to support customer base and infrastructure replacement • Expect to deploy $1 billion over the next four years AmeriGas • Outstanding job of managing warm weather through cost controls and margin management • Announced 12th consecutive distribution increase International • Great performance in warm weather • Strong results at both Finagaz and smaller scale acquisitions

21 Conclusion • Revised guidance is related to warm weather • Solid results year-to-date demonstrate benefits of our balanced portfolio • Continue driving growth through organic investments in our Midstream and Utility businesses, and acquisitions in the U.S. and Europe • Underlying weather-adjusted demand remains strong • Infrastructure gap will provide investment opportunities for the next several years while enhancing the value of our existing assets

22 Appendix

23  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity derivative instruments not associated with current period transactions, loss on extinguishment of debt and Finagaz transition and acquisition expenses. Volatility in net income at UGI can occur as a result of gains and losses on commodity derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). Effective October 1, 2014, UGI International determined that on a prospective basis it would not elect cash flow hedge accounting for its commodity derivative transactions and also de-designated its then-existing commodity derivative instruments accounted for as cash flow hedges. Also effective October 1, 2014, AmeriGas Propane de-designated its remaining commodity derivative instruments accounted for as cash flow hedges. Previously, AmeriGas Propane had discontinued cash flow hedge accounting for all commodity derivative instruments entered into beginning April 1, 2014.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity derivative instruments not associated with current-period transactions and (2) other discrete items that can affect the comparison of period-over-period results.  The following table reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Supplemental Footnotes

24 UGI Adjusted Net Income and EPS Three Months Ended Six Months Ended Twelve Months Ended March 31 March 31 March 31 2016 2015 2016 2015 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 233.2$ 246.5$ 347.8$ 280.6$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (1) (22.4) (30.8) (26.0) 51.1 Net after-tax acquisition and integration expenses associated with Finagaz 5.4 5.1 6.8 7.8 Adjusted net income attributable to UGI Corporation 216.2$ 220.8$ 328.6$ 339.5$ Three Months Ended Six Months Ended Twelve Months Ended March 31 March 31 March 31 2016 2015 2016 2015 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 1.33$ 1.40$ 1.99$ 1.60$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions (1) (0.12) (0.17) (0.15) 0.29 Net after-tax acquisition and integration expenses associated with Finagaz 0.03 0.03 0.04 0.04 Adjusted diluted earnings per share 1.24$ 1.26$ 1.88$ 1.93$ (millions)

25 UGI Q2 YTD FY12 Adjusted Net Income Six Months Ended March 31, 2012 Adjusted net income attributable to UGI Corporation: GAAP Net Income Attributable to UGI Corporation 211.2$ Net after-tax (gains) losses on commodity derivative instruments not associated with current period transactions 9.9 Net after-tax losses on extinguishment of debt 2.2 Net after-tax acquisition and transition expenses associated with Heritage 2.4 Adjusted net income attributable to UGI Corporation 225.7$ (millions)

26  The Partnership’s management uses certain non-GAAP financial measures, including adjusted total margin, EBITDA, adjusted EBITDA and adjusted net income attributable to AmeriGas Partners, L.P., when evaluating the Partnership’s overall performance. These financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures.  Management believes earnings before interest, income taxes, depreciation and amortization (“EBITDA”), as adjusted for the effects of gains and losses on commodity derivative instruments not associated with current-period transactions and other gains and losses that competitors do not necessarily have ("Adjusted EBITDA"), is a meaningful non-GAAP financial measure used by investors to (1) compare the Partnership’s operating performance with that of other companies within the propane industry and (2) assess the Partnership’s ability to meet loan covenants. The Partnership’s definition of Adjusted EBITDA may be different from those used by other companies. Management uses Adjusted EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes, the effects of gains and losses on commodity derivative instruments not associated with current-period transactions or historical cost basis. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses Adjusted EBITDA to assess the Partnership’s profitability because its parent, UGI Corporation, uses the Partnership’s EBITDA, as adjusted to exclude gains and losses on commodity derivative instruments not associated with current-period transactions, to assess the profitability of the Partnership which is one of UGI Corporation’s industry segments. UGI Corporation discloses the Partnership’s EBITDA, as so adjusted, in its disclosure about industry segments as the profitability measure for its domestic propane segment. Management believes the presentation of other non-GAAP financial measures, comprised of adjusted total margin and adjusted net income (loss) attributable to AmeriGas Partners, L.P., provide useful information to investors to more effectively evaluate the period-over-period results of operations of the Partnership. Management uses these non-GAAP financial measures because they eliminate the impact of (1) gains and losses on commodity derivative instruments that are not associated with current-period transactions and (2) other gains and losses that competitors do not necessarily have to provide insight into the comparison of period-over-period profitability to that of other master limited partnerships.  The following tables include reconciliations of adjusted total margin, EBITDA, adjusted EBITDA and adjusted net income attributable to AmeriGas Partners, L.P. to the most directly comparable financial measure calculated and presented in accordance with GAAP for all the periods presented. AmeriGas Supplemental Footnotes

27 AmeriGas Adjusted EBITDA 2016 2015 2016 2015 Adjusted total margin: Total revenues 827,487$ 1,100,317$ 1,471,585$ 1,989,109$ Cost of sales - propane (241,621) (411,745) (469,543) (990,286) Cost of sales - other (17,161) (18,822) (38,028) (40,862) Total margin 568,705 669,750 964,014 957,961 (Subtract net gains) add net losses on commodity derivative instruments not associated with current-period transactions (39,454) (74,739) (33,821) 63,491 Adjusted total margin 529,251$ 595,011$ 930,193$ 1,021,452$ Adjusted net income attributable to AmeriGas Partners, L.P.: Net income attributable to AmeriGas Partners, L.P. 245,908$ 326,055$ 326,881$ 286,484$ (Subtract net gains) add net losses on commodity derivative instruments not associated with current-period transactions (39,454) (74,739) (33,821) 63,491 Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period transactions 399 755 342 (641) Adjusted net income attributable to AmeriGas Partners, L.P. 206,853$ 252,071$ 293,402$ 349,334$ March 31, March 31, Three Months Ended Six Months Ended 2016 2015 2016 2015 EBITDA and Adjusted EBITDA: Net income attributable to AmeriGas Partners, L.P. 245,908$ 326,055$ 326,881$ 286,484$ I come tax expen e 290 806 1 200 1 676 Interest expense 40,806 41,096 81,831 82,130 Depreciation 36,533 37,402 75,139 76,084 Amortization 10,886 10, 13 21,486 21,399 EBITDA 334,42 416, 2 506,537 467,773 (Subtract net gains) add net losses on commodity derivative instruments not associated with current-period transactions (39,454) (74,739) (33,821) 63,491 Noncontrolling interest in net gains (losses) on commodity derivative instruments not associated with current-period transactions 399 755 342 (641) Adjusted EBITDA 295,368$ 342,088$ 473,058$ 530,623$ March 31, March 31, Three Months Ended Six Months Ended (thousands)

28 AmeriGas 2012 Pro Forma Adjusted EBITDA Six Months Ended March 31, 2012 Pro Forma Net Income attributable to AmeriGas Partners, L.P. 196,362 Pro Forma Tax Expense 3,231 Pro forma Interest Expense 94,304 Pro Forma Amortization expense 20,991 Pro Forma depreciation Expense 73,895 Pro Forma EBITDA 388,783 Loss on Extinguishment of Debt 13,379 Heritage Acquisition and Transition Expenses (MD&A) 11,855 Pro Forma Adjusted EBITDA 414,017 (thousands) Note 4 to AmeriGas Partners’ Form 10-Q for the six-month period ended March 31, 2012 disclosed the pro forma impact on AmeriGas Partners’ revenues, net income attributable to AmeriGas Partners and income per limited partner unit of its acquisition of Heritage Propane on January 12, 2012. AmeriGas Partners’ net income attributable to AmeriGas Partners for the six-month period ended March 31, 2012 was $176,410.

29 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com